UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

__________________

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ZONED PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Zoned Properties, Inc.
14269 N. 87th Street, #205
Scottsdale, AZ 85260

April 9, 2018

To Our Stockholders:

Zoned Properties, Inc. is holding a Virtual Annual Meeting of Stockholders (“Annual Meeting”) on Monday, May 14, 2018 at 10:00 AM, Pacific Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ZDPY2018. You will need to provide your 16-digit control number that is on your proxy card.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

Your vote is important to us and your shares should be represented at the meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying proxy promptly.

On behalf of the Board of Directors, thank you for your continued support of Zoned Properties, Inc.

Sincerely,

Bryan McLaren
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 14, 2018

NOTICE IS HEREBY GIVEN that Zoned Properties, Inc., a Nevada corporation (the “Company”), will be holding a Virtual 2018 Annual Meeting of Stockholders (“Annual Meeting”) on Monday, May 14, 2018 at 10:00 AM, Pacific Time, at www.virtualshareholdermeeting.com/ZDPY2018 for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.     To elect five directors as nominated by our Board of Directors to each serve a one-year term;

2.     To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Fiscal 2018”); and

4.     To transact such other business as may properly come before the meeting and/or any adjournment thereof.

All holders of voting stock (common stock and preferred stock) of record at the close of business on March 23, 2018 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominees listed in the attached Proxy Statement to be members of the Board of Directors of the Company; and FOR ratification of Friedman LLP’s appointment and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

If you submit a proxy, you may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at 14269 N. 87th Street, #205, Scottsdale, AZ 85260 prior to the Annual Meeting, and, if you attend the Annual Meeting, you may revoke your proxy if previously submitted and vote in person by notifying the Secretary of the Company at the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

By Order of the Board of Directors,

Bryan McLaren,
Secretary

Scottsdale, Arizona
April 9, 2018

ZONED PROPERTIES, INC.

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PROXY STATEMENT

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FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders
Meeting to Be Held on May 14, 2018

The proxy statement and annual report to stockholders for the fiscal year ended December 31, 2017 are available at www.virtualshareholdermeeting.com/ZDPY2018.

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Zoned Properties, Inc., a Nevada corporation (the “Company”), 14269 N. 87th Street, #205, Scottsdale, AZ 85260, for use at the Virtual 2018 Annual Meeting of Stockholders (“Annual Meeting”) to be held on May 14, 2018, at 10:00 AM, Pacific Time, at www.virtualshareholdermeeting.com/ZDPY2018. You will need to provide your 16-digit control number that is on your proxy card to gain access to the virtual meeting. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. This Proxy Statement and the enclosed proxy card are being mailed to the stockholders of the Company on or about April 9, 2018.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

For additional information on how to access the virtual meeting or voting at the virtual meeting, please write to the Company’s Secretary at Zoned Properties, Inc., 14269 N. 87th Street, #205, Scottsdale, AZ 85260 or call (877) 360-8839. Only stockholders of record (common stock and preferred stock) at the close of business on March 23, 2018 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, the Company had 17,416,552 outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), and 2,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”). Each share of Common Stock entitles the holder thereof to one vote for each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting. Each share of Preferred Stock entitles the holder thereof to 50 votes for each share of Preferred Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the recommendations of the Board of Directors on all proposals. The presence in person or by proxy of a majority of the voting power represented by outstanding shares of Common Stock and Preferred Stock will constitute a quorum for the transaction of business at the Annual Meeting.

If a quorum exists, action on a matter by the shareholders (other than the election of Directors) is approved if the votes cast by the holders of the shares represented at the meeting in person or by proxy and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that matter). This means that the number of shares voted “FOR” an action or matter (other than the election of a director) must exceed the number of shares voted “Against” that action or matter. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that director). Accordingly, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election will be the duly elected directors.

PROXY STATEMENT SUMMARY

2018 ANNUAL MEETING OF STOCKHOLDERS

Date and Time: Monday, May 14, 2018, 10:00 AM, Pacific Time

Virtual Meeting Webcast: www.virtualshareholdermeeting.com/ZDPY2018

Record Date: March 23, 2018

MEETING AGENDA AND BOARD RECOMMENDATIONS

Item	Board Recommendation	Page Reference
1. Election of five director nominees.	FOR All Director Nominees	8
2. Ratification of Friedman LLP as our independent registered public accounting firm for Fiscal 2018.	FOR	18

Item 1 — DIRECTOR NOMINEES

Our Board of Directors has nominated five directors for election at the Annual Meeting. Please see “Item 1 — Election of Directors” beginning on page 8 of this proxy statement for additional information about each nominee.

Name	Age	Director Since	Position	Independent	Committee Memberships			Other Current Public Boards
					AC	CC	SC
Bryan McLaren	30	2014	Chairman, CEO & President of Zoned Properties, Inc.	No	—	—	—	—
Art Friedman	55	2014	Owner/Principal of Triple J Management Services; Former President and CEO of Gold Coast Beverage Distributors	Yes	M	C	M	—
Alex McLaren, MD	64	2014	Vice President of Clinical Outcomes at Shared Clarity, LLC	No	—	M	C	—
David G. Honaman	66	2016	Principal and CFO of Advanced Benefit Solutions, Inc.	Yes	C	M	M	—
Derek Overstreet, PhD	31	2017	CEO and Co-Founder of Sonoran Biosciences, Inc.	Yes	M	M	M	—

AC-Audit Committee			C-Chair
CC-Compensation Committee SC-Strategic Committee			M-Member

ITEM 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Though not required, as a matter of good governance, we are asking stockholders to ratify the selection of Friedman LLP as our independent registered public accounting firm for Fiscal 2018. Additional information regarding this item may be found beginning on page 18.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, holders of our voting stock (common stock and preferred stock) will be asked to vote on the following proposals:

1.     Election of five directors as nominated by the Board to each serve a one-year term;

2.     Ratification of the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Fiscal 2018”); and

3.     Transaction of such other business as may properly come before the meeting or any adjournment of the meeting.

Will any other business be considered at the meeting?

Our by-laws provide that a stockholder may present a proposal at the Annual Meeting that is not included in this proxy statement only if proper written notice was received by us. No stockholder has given the timely notice required by our by-laws in order to present a proposal at the Annual Meeting. Our Board does not intend to present any other matters for a vote at the Annual Meeting.

Who is entitled to attend and vote at the Annual Meeting?

You may vote if you owned shares of our voting stock as of the close of business on March 23, 2018 (the “Record Date”), which is the record date for determining who is eligible to attend and vote (in person or by proxy) at the Annual Meeting or any adjournments or postponements thereof at www.virtualshareholdermeeting.com/ZDPY2018, and your stock ownership is reflected in our record books. As of the close of business on the Record Date, our record book reflects that we had outstanding a total of 17,416,552 shares of common stock, par value $0.001 per share (the “Common Stock”), and 2,000,000 shares of Preferred Stock (“Preferred Stock”) which were eligible to vote. Each share of common stock is entitled to one vote. Each share of Preferred Stock is entitled to 50 votes, for an aggregate of 100,000,000 votes.

How many votes do I have?

You have one vote for each share of our common stock that you owned on the Record Date. You have 50 votes for each share of our Preferred Stock that you owned on the Record Date.

How many votes may be cast by all stockholders?

A total of 117,416,552 votes may be cast at the Annual Meeting with respect to each proposal, consisting of one vote for each share of our common stock outstanding as of the Record Date and 50 votes for each share of our Preferred Stock outstanding as of the Record Date. There is no cumulative voting for the election of directors.

How many shares must be present to hold the Annual Meeting?

In accordance with our by-laws, shares equal to a majority of the voting power of the outstanding shares of our capital stock (common stock and preferred stock) entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the Annual Meeting if:

•        you are present and vote in person at the Annual Meeting;

•        you have properly and timely submitted your vote as described below under “How do I vote my shares?”; or

•        you hold your shares in street name, as described below, and you do not provide voting instructions and your broker, bank, trust or other nominee uses its discretion to vote your shares.

If a quorum is not present or represented at the Annual Meeting, the stockholders and proxies entitled to vote will have the power to adjourn the Annual Meeting, without notice other than an announcement at that time, until a quorum is present or represented.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two of our executive officers have been designated as proxies for the Annual Meeting. Those executive officers are Bryan McLaren and Adam Wasserman.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the SEC, when we ask you to designate proxies to vote your shares of our voting stock (common stock and preferred stock) at an annual meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by the regulations of the SEC and the rules of the OTCQX, operated by the OTC Markets Group.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name, you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under “How do I vote my shares?”.

How do I vote my shares?

Stockholders of Record. If you are a stockholder of record, you may vote in the following ways:

•        By Internet before the Annual Meeting. If you have received a printed copy of the proxy materials from us by mail, you may vote electronically via the Internet at www.proxyvote.com. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on May 13, 2018.

•        By Phone. If you have received a printed copy of the proxy materials from us by mail, you may vote by touch-tone telephone by calling 1-800-690-6903. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on May 13, 2018.

•        By Mail. If you have received a printed copy of the proxy materials from us by mail, you may vote by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the proxy card in the envelope provided to us. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on May 13, 2018.

•        At the Annual Meeting. You can vote your shares during the Annual Meeting via the Internet by following the instructions at www.virtualshareholdermeeting.com/ZDPY2018.

Beneficial Owners. If you are a beneficial owner, you may vote by submitting voting instructions to your broker or other nominee holding your shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your shares.

Your vote is important, and we encourage you to vote promptly.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you will need to be sure to vote once for each account.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by Internet and do not specify how you want to vote your shares, we will vote your shares:

•        FOR the election of each of the five nominees to the Board; and

•        FOR the ratification of the selection of Friedman LLP as our independent registered public accounting firm for Fiscal 2018.

Note: If you are a street name holder and fail to instruct your broker, bank, trust or other nominee how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” If the broker, bank, trust or other nominee is not permitted to exercise discretion, the uninstructed shares will be referred to as “broker non-votes.”

Your vote is very important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters to be considered at the Annual Meeting.

Can I revoke my proxy and change my vote?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy and change your vote by:

•        Submitting a later-dated and properly executed proxy card to our Corporate Secretary at the Company’s address listed above, which must be received by us before the time of the Annual Meeting;

•        Submitting a later-dated vote by telephone or on the Internet, in a timely manner;

•        Delivering a written notice of revocation to our Corporate Secretary at the Company’s address listed above, which must be received by us before the time of the Annual Meeting; or

•        Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy that you have previously submitted.

What vote is required to approve each item of business included in the Proxy?

Except as provided by law, according to the Company’s bylaws, if a quorum exists, action on a matter by the shareholders (other than the election of Directors) is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that matter). This means that the number of shares voted “FOR” an action or matter (other than the election of a director) must exceed the number of shares voted “Against” that action or matter. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (with ‘abstentions’ and ‘broker non-votes’ not counted as a vote cast with respect to that director). Accordingly, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election will be the duly elected directors.

With respect to the approval of the ratification of the appointment of Friedman LLP as our independent registered public accounting firm, such proposal will be approved if the number of votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action or proposal exceed the votes cast opposing the action or proposal.

How does the Board of Directors recommend that I vote?

We are asking for your vote on the following proposals:

•        Election of five directors: Bryan McLaren, Art Friedman, Alex McLaren, MD, David G. Honaman and Derek Overstreet, PhD; and

•        Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for Fiscal 2018.

Our Board of Directors recommends that you vote “FOR” each of the nominees to the Board of Directors; and “FOR” the ratification of Friedman LLP as our independent registered public accounting firm for Fiscal 2018. We are not aware of any other matters that will be voted on at the 2018 Annual Meeting. If any other business properly comes before the meeting, however, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate.

Where can I find the voting results of the meeting?

We expect to announce preliminary voting results at the Annual Meeting. We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed within four business days of the Annual Meeting. If final voting results are not available within the four business day timeframe, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing the final voting results.

How can I attend the Annual Meeting?

All of our stockholders are invited to attend the Annual Meeting by participating at www.virtualshareholdermeeting.com/ZDPY2018 and providing your 16-digit control number that is on your proxy card. If you hold your shares in street name, you must request a legal proxy from your broker or nominee to attend and vote at the Annual Meeting.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted when the Annual Meeting is convened or reconvened. You may change or revoke your proxy until it is voted.

Will your independent registered public accounting firm participate in the Annual Meeting?

Our independent registered public accounting firm is Friedman LLP. A representative of Friedman LLP will be available by teleconference at the Annual Meeting, will be available to answer appropriate questions and will have the opportunity to make a statement if they desire to do so.

Are members of the Board required to attend the Annual Meeting?

Directors are encouraged, but not required, to attend the Annual Meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name. We also will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals.

ITEM 1 — ELECTION OF DIRECTORS

Our Board of Directors currently has five members. All of the current directors’ terms expire as of the Annual Meeting. All of the current members of the Board (Bryan McLaren, Art Friedman, Alex McLaren, MD, David G. Honaman and Derek Overstreet, PhD) have been nominated by the Board to serve until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee if one is selected by the Board. Alternatively, the Board, at its option, may reduce the number of directors that are nominated for election.

The Company’s by-laws require directors to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that director). Accordingly, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election will be the duly elected directors.

Board Recommendation

The Board recommends a vote FOR the election of Bryan McLaren, Art Friedman, Alex McLaren, MD, David G. Honaman and Derek Overstreet, PhD. Proxies will be voted FOR the election of the five nominees, unless otherwise specified.

Below is biographical information for each of the director nominees.

Director Nominees

Bryan McLaren. Mr. McLaren has a dedicated history of work in the sustainability industry and in business development. Prior to his appointment as President, CEO and a director of our company in 2014, Mr. McLaren was recruited as our Chief Sustainability Officer and VP of Operations. Before joining the Company, from 2013 to 2014, Mr. McLaren worked as a sustainability consultant for Waste Management, Inc., where he served as a Project Manager for the Arizona State University account. Prior to 2013, Mr. McLaren worked as a Sustainability Manager for Northern Arizona University and as a Sustainability Commissioner for the City of Flagstaff, Arizona. Mr. McLaren has a Masters Degree in Sustainable Community Development, and Executive Masters Degree in Sustainability Leadership, and a Masters of Business Administration Degree with an emphasis on Sustainable Development. Mr. McLaren has served as the Chairman of our board of directors since 2014.

As Chief Executive Officer and President, Mr. McLaren is able to provide our Board with valuable insight regarding the Company’s operations, its management team and associates as a result of his day-to-day involvement with the Company. Mr. McLaren’s business development experience, academic achievements, and knowledge of our business, has led our board of directors to conclude that he should continue to serve as a director and in his current roles.

Art Friedman. Mr. Friedman, who was appointed as a director in 2014, has served as Owner/Principal of Triple J Management Services, which specializes in consulting and professional services for the alcoholic beverage industry. Art was most recently President and CEO of Gold Coast Beverage Distributors, a position he held for the last 10 years of his 23 years with the company. During his tenure as President/CEO, Gold Coast more than tripled sales revenue and increased EBITDA by more than five-fold. Over the same period, Mr. Friedman led significant market share gains through organic growth as well as consolidating wholesaler acquisitions. Mr. Friedman began his career with General Foods Corporation, now part of Kraft Foods. He has served on the distributor advisory councils of Diageo-Guinness, Heineken USA, InBev and Miller-Coors. Mr. Friedman graduation Cum Laude with a Bachelor of Science in Business Management from the University of Florida, Warrington School of Business.

We believe that Mr. Friedman’s background as an advisor in the area of business management and his experience in operating, growing and advising companies provides us with the requisite skills and qualifications to serve on our board. Mr. Friedman’s service as a director at the Company since 2014 together with his business background, provides business, governance, organizational and strategic planning expertise to our Board and makes him a valued member of the Audit Committee, and the Compensation Committee, which he chairs.

Alex McLaren, MD. Dr. McLaren, who has served as a director since 2014, is an accomplished and well-known orthopedic surgeon, professor and researcher. He joined SharedClarity, LLC as Vice President of Clinical Outcomes in 2016. From 2006 until 2016, Dr. McLaren served as program director of the Banner University Medical Center-Phoenix (Ariz.) Residency Program in Orthopaedic Surgery. He is the former director of Orthopaedic Education for Banner Good Samaritan Medical Center in Phoenix. He was also the program director of the Phoenix Orthopedic Residency Program at Maricopa County Medical Center between 1998 and 2000. He has been in private orthopedic surgery practice twice during his career in Phoenix. After graduating from Queen’s University School of Medicine, Kingston, Ontario, Canada in 1977, Dr. McLaren completed an orthopedic residency at the University of Western Ontario in 1982 and a fellowship at the University of Southern California in 1983. Dr. McLaren is first and foremost an orthopedic educator and researcher whose career has included teaching, research and administration of educational programs. His clinical interest includes orthopedic infections, revision arthroplasty and complex musculoskeletal trauma. With hundreds of publications, numerous grand-funded projects, and medical association postings, Dr. McLaren has established a prized reputation in his field.

We believe that Dr. McLaren’s services provided to numerous organizations provides us with the requisite skills and qualifications to serve on our board and as a member of the Audit Committee and Compensation Committee.

David G. Honaman. Mr. Honaman, who has served as a director since 2016, has served as Principal and CFO of Advanced Benefit Solutions, Inc. (d/b/a 44 North), an insurance agent and consultant, since 2010. From 2008 to 2009, Mr. Honaman served as an independent financial consultant. Prior to that time, Mr. Honaman spent seven years at Wilcox Associates, Inc., a civil engineering firm, most recently as CFO and Treasurer. Mr. Honaman also served in several capacities at Wolohan Lumber Co. for over 20 years, including as Vice President of Merchandising, Senior Vice President of Finance and CFO. Mr. Honaman began his career as a CPA on the audit staff at Ernst & Young LLP.

Mr. Honaman brings to the Board extensive experience dealing with and overseeing the implementation of accounting principles and financial reporting rules and regulations. With his substantial business and management experience for five years as a certified public accountant and an auditor at Ernst & Young LLP serving numerous public companies in various business sectors, including insurance agencies, Mr. Honaman provides relevant expertise on accounting, investment and financial matters. His service as a chief financial officer at Advanced Benefit Solutions, Inc. (d/b/a 44 North), Wilcox Associates, Inc. and Wolohan Lumber Co., together with his accounting and management experience, make him a valued addition to our Board, Audit Committee, and Compensation Committee, and an effective Non-Executive Chair of the Audit Committee. Mr. Honaman meets the definition of an “audit committee financial expert” as established by the SEC.

Derek Overstreet, PhD. Dr. Overstreet has served as a director since April 2017. In 2012, Dr. Overstreet co-founded Sonoran Biosciences, Inc. and has served as its CEO since that time. Sonoran Biosciences, Inc. develops new sustained-release pharmaceutical formulations for applications including orthopedic infection and postoperative pain management. Dr. Overstreet holds a Bachelor’s degree in Biomedical Engineering from Case Western Reserve University and a Doctoral degree in Biomedical Engineering from Arizona State University. His expertise is in the development of novel polymer-based materials for medical applications including drug delivery. He has authored 11 peer-reviewed scientific publications and two patent applications. We believe that Dr. Overstreet’s experience navigating the scientific field of pharmaceuticals and drug delivery will be instrumental in assisting the strategic development and implementation of the Zoned Properties’ business model.

Prior to 2012, Dr. Overstreet was a post-doctoral fellow at the Laboratory for Nanomedicine at the Barrow Neurological Institute.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past 10 years:

1.     any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.     any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.     being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.     being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.     being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.     being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those employees responsible for financial reporting.

Director Independence

Three of our five board members are independent. The Board has determined that each of Messrs. Friedman and Honaman and Dr. Overstreet is an independent director pursuant to the listing standards of The NASDAQ Stock Market (“NASDAQ”). Under the NASDAQ rules, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, stockholder or officer of an organization that has a relationship with us).

In assessing the independence of our directors, the Board considers all of the business relationships between the Company and our directors and their respective affiliated companies. This review is based primarily on the Company’s review of its own records and on responses of the directors to questions in a questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Where relationships exist, the Board determines whether the relationship between the Company and the directors or the directors’ affiliated companies impairs the directors’ independence. After consideration of the directors’ relationships with the Company, the Board has affirmatively determined that none of the individuals serving as non-employee directors during the fiscal year ended December 31, 2017 had a material relationship with us and that each of such non-employee directors is independent.

Bryan McLaren was not considered an independent director during his service on the Board during the fiscal year ended December 31, 2017 because of his employment as our CEO, President, Treasurer, Secretary and Chairman of the Board. Alex McLaren, MD was not considered an independent director during his service on the Board during the fiscal year ended December 31, 2017 because Bryan McLaren is the son of Dr. McLaren.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

All of our directors and director nominees are encouraged to attend the annual meetings of our stockholders.

The Board of Directors held two meetings during the fiscal year ended December 31, 2017. Each of our current directors attended 100% of the aggregate number of the meetings of the Board and meetings of the committees on which he or she served.

Our Board currently has three committees: the Audit Committee, the Strategic Committee, and the Compensation Committee. The Board plans to establish a Nominating and Corporate Governance Committee 2018. As of April 9, 2018, the members and Chairs of those committees were:

	Audit	Compensation	Strategic
Independent Directors
Art Friedman	X	Chair	X
David G. Honaman	Chair	X	X
Derek Overstreet	X	X	X

Non-Independent Director
Alex McLaren, MD		X	Chair

Audit Committee

All Audit Committee members are “independent” under the NASDAQ listing standards and SEC rules and regulations. Our Board of Directors has determined that one of the members of the Audit Committee, Mr. Honaman, meets the definition of an “audit committee financial expert” as established by the SEC, and that Messrs. Friedman and Rosenfeld, the two other members of the Audit Committee, meet the definition of “financially literate” as established by the SEC. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to the quality and integrity of the financial reports of the Company. The Audit Committee has the sole authority to appoint, review and discharge our independent accountants, and has established procedures for the receipt, retention, response to and treatment of complaints regarding accounting, internal controls and audit matters. In addition, the Audit Committee is responsible for:

•        reviewing the scope, results, timing and costs of the audit with our independent accountants and reviewing the results of the annual audit examination and any accompanying management letters;

•        assessing the independence of the outside accountants on an annual basis, including receipt and review of a written report from the independent accountants regarding their independence consistent with the independence standards of the board;

•        reviewing and approving the services provided by the independent accountants;

•        overseeing the internal audit function; and

•        reviewing our significant accounting policies, financial results and earnings releases, and the adequacy of our internal controls and procedures.

The responsibilities of the Audit Committee are more fully described in the Audit Committee’s charter.

The Audit Committee has engaged Friedman LLP as our independent registered public accountants for Fiscal 2018 and is recommending that our stockholders ratify this selection at the Annual Meeting. The report of the Audit Committee is found on page 20 of this proxy statement. The Audit Committee held four meetings during Fiscal 2017.

Compensation Committee

All Compensation Committee members (except for Dr. McLaren) are “independent” under applicable NASDAQ listing standards. The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to executive compensation, employee compensation and benefit programs and plans, and leadership development and succession planning. In addition, the Compensation Committee is responsible for:

•        reviewing the performance of our Chief Executive Officer;

•        determining the compensation and benefits for our Chief Executive Officer and other executive officers;

•        establishing our compensation policies and practices;

•        administering our incentive compensation and stock plans (except for the issuance of securities to non-employee directors for services which is administered by the Board); and

•        approving the adoption of material changes to or the termination of our benefit plans.

The Compensation Committee reviews and discusses with management the disclosures regarding executive compensation to be included in our annual proxy statement. The responsibilities of the Compensation Committee are more fully described in the Compensation Committee’s charter.

The Compensation Committee held two meetings during the fiscal year ended December 31, 2017.

Strategic Committee

All Strategic Committee members (except for Dr. McLaren) are “independent” under the applicable NASDAQ listing standards. The Strategic Committee assists the Board in developing and maintaining the Company’s business strategies and any related matters required by federal securities laws. In addition, the Strategic Committee is responsible for:

•        Review the Company’s current business strategies.

•        Explore new business strategies for the Company.

•        Report business strategy analyses to the Board.

Nominating and Corporate Governance Committee

The Board plans to establish a Nominating and Corporate Governance Committee during 2018. Until then, the Board will be responsible for:

•        identifying and recommending candidates for service on the Board;

•        staying abreast of corporate governance developments;

•        reviewing and revising our corporate governance guidelines;

•        conducting its annual review of the performance of the Board and the Board’s committees;

•        recommending members and the Chair for each Board committee;

•        periodically reviewing and determining size and composition of the Board and the criteria for selecting director nominees;

•        periodically reviewing and determining the role and responsibilities of the Board Chair;

•        determining cash and equity compensation of non-employee directors; and

•        periodically reviewing our Code of Conduct with our CEO to recommend any appropriate changes to the Board.

Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board, the non-management directors, a particular committee or to individual directors, as applicable. Such communications should be sent by U.S. mail addressed to:

Zoned Properties, Inc. Board of Directors
c/o Zoned Properties, Inc.
Attention: Corporate Secretary
14269 N. 87th Street, #205
Scottsdale, AZ 85260

The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the non-management directors or the individual Board member(s) specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding our compensation and benefit programs will be referred to the Compensation Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will remain with the Board.

Depending on the subject matter, the Company’s Corporate Secretary will:

•        forward the communication to the director or directors to whom it is addressed;

•        attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or

•        not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

Procedures for Recommending, Nominating and Evaluating Director Candidates

Recommending Director Candidates for Nomination by the Board

The Board will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at an annual meeting of stockholders or for vacancies of the Board that arise between annual meetings must provide the Board with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our by-laws and our corporate governance guidelines described below. Such documentation and the name of the director candidate should be sent by U.S. mail to:

Zoned Properties, Inc. Board of Directors
c/o Zoned Properties, Inc.
Attention: Corporate Secretary
14269 N. 87th Street, #205
Scottsdale, AZ 85260

Nominating Director Candidates

Under our by-laws, any shareholder holding shares entitled to vote in the election of directors with an aggregate value of at least $10,000 may nominate one or more directors if the shareholder gives written notice to the corporate secretary and the notice is received not less than 60 days nor more than 90 days prior to the dater of the shareholder meeting; except that, if the Company gives less than 75 days’ notice of the meeting date or if public disclosure of the date of the meeting is made less than 75 days before the meeting, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs. The notice must set forth: (i) the name and address of the shareholder making the nomination; (ii) the name, age, principal occupation or employment, business address and residence address of each person to be nominated; (iii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such shareholder or any person directly or indirectly controlling, controlled by, under common control with or acting in concert with such shareholder (a “Shareholder Associated Person”), and by each person to be nominated as of the record date for the meeting and as of the date of such notice; (iv) a description of all contracts, arrangements, understandings or relationships between (a) the shareholder making the nomination and any Shareholder Associated Person that relate to the nomination, (b) the shareholder making the nomination and the proposed nominee and (c) the shareholder making the nomination, the proposed nominee or any Shareholder Associated Person and any other person or persons that relate to the nomination; (v) such other information regarding each nominee that would be required to be disclosed in a proxy statement; and (vi) the consent of each nominee to serve as a director of the corporation if elected and that nominee’s representation that the nominee is qualified under the bylaws of the Company.

Evaluating Director Candidates

The Board has no formal guidelines or policy with regard to the consideration of any director candidates recommended by shareholders. Until the Nominated and Corporate Governance Committee is established as well as a formal charter and Corporate Governance Guidelines, the Board will consider (in the absence of a Nominating and Corporate Governance Committee) several factors when evaluating the appropriate characteristics of candidates for service as a director. The Board initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the Board. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character, and meaningful experience and skills in business or other appropriate endeavors. In addition to these minimum qualifications, the Board considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and professional experience that is relevant to the Board’s needs, including, but not limited to, Board diversity. A member of the Board will contact, for further review, those candidates who the Board believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. The Board is responsible for conducting, with the assistance of the Corporate Secretary, and subject to applicable law, any inquiries into the background and qualifications of the candidate. Based on the information the Board learns during this process, it determines which nominee(s) to submit for election. The Board uses a comparable process for evaluating all director candidates, regardless of the source of the recommendation.

The Board is authorized to use, as it deems appropriate or necessary, an outside consultant to identify and screen potential director candidates. No outside consultants were used during the fiscal year ended December 31, 2017 to identify or screen potential director candidates. The Board will reassess the qualifications of a current director, including the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

Compensation Program for Non-Employee Directors

The Board is responsible for reviewing and determining director compensation. The determination of the Board is based on industry and peer group data, independent third party comparisons of director compensation and the Company’s past practices. Based on the Board’s evaluation, our Board determines the compensation of our directors on an annual basis. Directors who are our employees do not receive compensation for their service as directors.

Non-Employee Director Compensation for Fiscal 2017

Each non-employee director receives shares of our common stock or stock options per year of service as determined by the compensation committee.

2017 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Art Friedman(1)	—	42,050		—	—	—	42,050
David H. Honaman(2)	—	—	10,715	—	—	—	10,715
Derek Overstreet, PhD(3)	—	—	7,143	—	—	—	7,143
Alex McLaren, MD(4)	—	7,400	10,715	—	—	—	10,711
Irvin Rosenfeld(5)	—	23,100	—	—	—	—	23,100

____________

(1)      During 2017, Mr. Friedman received an aggregate of 25,000 shares of common stock valued at $42,050. As of December 31, 2017, Mr. Friedman held 47,275 shares of our common stock.

(2)      During 2017, Mr. Honaman was granted 15,000 options exercisable at $0.74 per share. The options expire in August 2027. As of December 31, 2017, Mr. Honaman held 5,000 shares of our common stock.

(3)      During 2017, Dr. Overstreet was granted 10,000 options exercisable at $0.74 per share. The options expire in August 2027. As of December 31, 2017, Dr. Overstreet held 15,000 shares of our common stock.

(4)      During 2017, Dr. McLaren received 10,000 shares of common stock valued at $7,400. Additionally, during 2017, Dr. McLaren was granted 15,000 options exercisable at $0.74 per share. The options expire in August 2027. As of December 31, 2017, Dr. McLaren held 1,531,667 shares of our common stock.

(5)      Mr. Rosenfeld was a director until April 1, 2017. During 2017, Mr. Rosenfeld received 10,000 shares of common stock.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us for the years ended December 31, 2017 and 2016 for our “named executive officers” as such term is defined in Item 402(m)(2) of Regulation S-K.

2017 Summary Compensation Table

Name and principal position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Bryan McLaren, Chief Executive Officer and President(1)	2017 2016	190,769 162,019	27,523 —	—	—	—	—	—	218,292 162,019

Adam Wasserman, Chief Financial Officer(2)	2017 2016	—	—	51,037 66,138	—	—	—	88,500 78,000	139,537 144,138

____________

(1)      On December 30, 2015, we granted the Mr. McLaren an option pursuant to our 2014 Equity Compensation Plan, to purchase 250,000 of the Company’s common stock at an exercise price of $1.00 per share. The grant date of the Option was December 30, 2015 and the Options expire on December 30, 2026. The options vest as to 25,000 of such shares on December 30, 2015, 25,000 options vest on December 30, 2016 and for each year thereafter through December 30, 2026. The fair value of this option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 0%; expected volatility of 120%; risk-free interest rate of 2.31%; and, an estimated holding period of 10 years. In connection with these options, the Company valued these options at a fair value of $237,150 and will record stock-based compensation expense over the vesting period. For the years ended December 31, 2017 and 2016, we recorded stock-based compensation expense of $43,374 and $67,089, respectively.

(2)      In 2017, CFO Oncall, Inc. (“CFO Oncall”) was paid $88,500 in cash compensation for accounting services provided. Mr. Wasserman is CEO and majority stockholder of CFO Oncall. Additionally, as compensation for services as CFO, CFO Oncall received 39,929 shares of common stock valued at $51,037. In 2016, CFO Oncall was paid $78,000 in cash compensation for accounting services provided. Additionally, as compensation for services as CFO, CFO Oncall received 26,968 shares of common stock valued at $66,138.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Bryan McLaren Employment Agreement

On July 31, 2014, we entered into an employment agreement with Mr. McLaren pursuant to which we agreed to pay Mr. McLaren an annual salary of $120,000, with increases based on completion of graduate degrees and growth with the Company. Mr. McLaren current salary is $214,500 per year. The employment agreement has a term of 10 years. Pursuant to the terms of Mr. McLaren’s employment agreement, we may terminate the agreement upon a change of control with 90 days’ written notice.

Agreement with CFO Oncall, Inc.

Effective October 1, 2015, we entered into an agreement with CFO Oncall, Inc. (“CFO Oncall”) pursuant to which Adam Wasserman serves as our Chief Financial Officer. Mr. Wasserman is CEO and majority stockholder of CFO Oncall. Under the agreement, CFO Oncall is to assist us with the timely preparation and assembly of our annual audit, and our quarterly and annual filings with the SEC, assisting with other public filings, summarizing adjusting entries relating to non-monetary transactions, assistance in communicating with our board of directors and attendance at board meetings, assistance with investor relations and assistance with staff training. For its services, we have agreed to pay CFO Oncall (a) a base cash fee of $6,500 per month and (b) $3,500 per month payable in shares of our common stock, valued at the lesser of the share price from the most recent capital raise and 60% of the bid price for our common stock on the last day of the preceding fiscal quarter.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table sets forth information as options outstanding on December 31, 2017.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END
OPTION AWARDS							STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) Exercisable (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares or Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Bryan McLaren	75,000	175,000	(a)	—	1.00	12/26/2026	—	—	—	—
Adam Wasserman	—	—		—	—	—	—	—	—	—

____________

(a)      Vest annually at 25,000 options per year through December 2024.

Securities Authorized for Issuance under Equity Compensation Plans

On August 9, 2016, our Board of Directors authorized the 2016 Equity Incentive Plan (the “2016 Plan”) and reserved 10,000,000 shares of common stock for issuance thereunder. The 2016 Plan was approved by shareholders on November 21, 2016. The 2016 Plan’s purpose is to encourage ownership in the Company by employees, officers, directors and consultants whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. The 2016 Plan authorizes the grant of awards in the form of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, options that do not qualify (non-statutory stock options) and grants of restricted shares of common stock. Restricted shares granted pursuant to the 2016 Plan are amortized to expense over the three-year vesting period. Options vest and expire over a period not to exceed seven years. If any share of common stock underlying a stock option that has been granted ceases to be subject to a stock option, or if any shares of common stock that are subject to any other stock-based award granted are forfeited or terminate, such shares shall again be available for distribution in connection with future grants and awards under the 2016 Plan. As of December 31, 2017, 40,000 stock option awards have been granted under the 2016 Plan. At December 31, 2017, 9,960,000 shares are available for future issuance.

The Company also continues to maintain its 2014 Equity Compensation Plan (the “2014 Plan”), pursuant to which 1,250,000 previously awarded stock options are outstanding. The 2014 Plan has been superseded by the 2016 Plan. Accordingly, no additional shares subject to the existing 2014 Plan will be issued and the 1,250,000 shares issuable upon exercise of stock options will be issued pursuant to the 2014 Plan, if exercised. As of December 31, 2016, options to purchase 1,250,000 shares of common stock are outstanding pursuant to the 2014 Plan.

The table below sets forth information as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	40,000	0.74	9,960,000
Equity compensation plans not approved by security holders	1,250,000	$1.00	0
Total	1,290,000	$0.99	9,960,000

ITEM 2 — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Friedman LLP as our independent registered public accounting firm for Fiscal 2018 and has further directed that management submit the selection of an independent registered public accounting firm for ratification by our shareholders at the annual meeting. Representatives of Friedman LLP are expected to be available by teleconference at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

On April 4, 2017, the Audit Committee, on behalf of the Board of Directors, terminated the engagement of D. Brooks and Associates CPA’s, P.A. (“Brooks”) as the Company’s independent registered accounting firm.

Brooks’ reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through April 4, 2017, there have been no disagreements with Brooks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Brooks’ satisfaction, would have caused Brooks to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods.

Except as set forth below, for the years ended December 31, 2016 and 2015 and through April 4, 2017, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. In connection with its audit of the Company’s financial statements for the year ended December 31, 2016 and 2015, Brooks reported the existence of a material weakness in the Company’s internal control over financial reporting to the audit committee of the Company. The ineffectiveness of the Company’s internal control over financial reporting was due to the following material weaknesses which the Company identified in its internal control over financial reporting: (1) the lack of multiple levels of management review on complex accounting and financial reporting issues, (2) a lack of adequate segregation of duties and necessary corporate accounting resources in the Company’s financial reporting process and accounting function as a result of the Company’s limited financial resources to support hiring of personnel and implementation of accounting systems. Until such time as the Company expands its staff to include additional accounting personnel and hire a full time chief financial officer, it is likely the Company will continue to report material weaknesses in its internal control over financial reporting, and (3) we do not have an independent audit committee. This material weakness has not been corrected.

On April 4, 2017, the Audit Committee, on behalf of the Board of Directors appointed Friedman LLP as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through April 4, 2017, neither the Company nor anyone acting on the Company’s behalf consulted Friedman LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of Friedman LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Friedman LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accounting Firm Fees

The following table sets forth the fees billed to our company for the year ended December 31, 2017 for professional services rendered by Friedman:

Fees	2017
Audit Fees	$38,514
Audit-Related Fees	—
Tax Fees	—
Other Fees	—
Total Fees	$38,514

Audit Fees

Audit fees were for professional services rendered for the audits of our financial statements and for review of our quarterly financial statements.

Audit-Related Fees

During 2017, our independent registered public accountants did not provide any assurance and related services that are reasonably related to the performance of the audit or review or our financial statements that are not reported under the caption “Audit Fees” above.

Tax Fees

As our independent registered public accountants did not provide any services to us for tax compliance, tax advice and tax planning during 2017, no tax fees were billed or paid during those fiscal years.

All Other Fees

Our independent registered public accountants did not provide any products and services not disclosed in the table above during 2017. As a result, there were no other fees billed or paid during 2017.

Pre-Approval Policies and Procedures

Our Audit Committee pre-approves all services provided by our independent auditors. Prior to such time, our entire board of directors acted as our audit committee. All of the above services and fees were reviewed and approved by our Audit Committee or board of directors, as the case may be, before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent registered public accounting firm and believe that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

Required Votes

The selection of Friedman LLP shall be ratified if the votes cast by the holders of the shares represented at the meeting (in person or by proxy) and entitled to vote favoring the ratification exceed the votes cast opposing the ratification (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that matter). This means that the number of shares voted “FOR” the ratification must exceed the number of shares voted “Against” the ratification.

Board Recommendation

The Board recommends that you vote FOR ratification of the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Proxies will be voted FOR ratification of this selection unless otherwise specified.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Prior to establishment of the Audit Committee, our entire Board of Directors acted as the audit committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Board of Directors reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including a discussion of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Board of Directors discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 16 “Communications with Audit Committees.” The Board of Directors met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee recommended to the Board of Directors that the audited financials be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017. In reliance on the reviews and discussions referred to above, the Board of Directors approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors,

David G. Honaman, Chair
Derek Overstreet
Art Friedman

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Director Nominees, Executive Officers, and More than Five Percent of Our Common Stock

The following table sets forth certain information regarding beneficial ownership of our common stock and preferred stock as of March 23, 2018, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director, director nominee and each of our Named Executive Officers and (iii) all executive officers, directors and director nominees as a group. As of March 23, 2018, there were 17,416,552 shares of our common stock outstanding and 2,000,000 shares of Preferred Stock outstanding.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Named Executive Officers and Directors:
Bryan McLaren	75,000	(1)	*
Art Friedman	62,775		*
Alex McLaren, MD	1,571,667	(2)	9.0%
David G. Honaman	35,000	(3)	*
Derek Overstreet, PhD	25,000	(4)	*
Adam Wasserman	102,552	(5)	*
All executive officers and directors as a group (six persons)	1,769,442	(6)	10.1%

Other 5% Stockholders:
Alan Abrams c/o Zoned Properties, Inc. 14269 N. 87th Street, #205 Scottsdale, AZ 85260	3,511,669		20.2%

Greg Johnston 915 Stitch Rd. Lake Stevens, WA 98258	1,262,500		7.2%

Christopher Carra 8880 E. Friess Scottsdale, AZ 85260	2,028,335		11.6%

____________

*         Less than 1%.

(1)      Consists of 75,000 vested stock options.

(2)      Includes 1,501,667 shares held by McLaren Family LLLP. Dr. McLaren is the general partner of the McLaren Family LLLP and has voting and dispositive power over such shares.

(3)      Includes 15,000 vested stock options.

(4)      Includes 10,000 vested stock options.

(5)      Represents shares held by CFO Oncall. Mr. Wasserman is CEO and majority stockholder of CFO Oncall, and has voting and dispositive power over such shares.

(6)      Includes 115,000 vested stock options.

Preferred Stock

Name and Address of Beneficial Owner	Shares of Preferred Stock Beneficially Owned	Percent of Class Beneficially Owned	Percent of Voting Power(2)
Greg Johnston 915 Stitch Rd. Lake Stevens, WA 98258	1,000,000	50.0%	42.7%

Alex McLaren(1) c/o Zoned Properties, Inc. 14269 N. 87th Street, #205 Scottsdale, AZ 85260	1,000,000	50.0%	42.7%

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(1)      Shares are held by McLaren Family LLLP. Alex McLaren is the general partner of McLaren Family LLLP and has voting and dispositive power over such shares.

(2)      As a result of the multiple votes accorded to holders of the preferred stock (50 votes per share), Greg Johnston and Alex McLaren have the ability to control the outcome of all matters submitted to a vote of stockholders, including the election of directors. The percent of voting power in the table gives effect to the holder’s beneficial ownership of common stock and preferred stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended December 31, 2017, all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, except as follows: Mr. Abrams filed one late Form 4 with respect to one transaction, Mr. Carra filed one late Form 4 with respect to one transaction, Mr. Friedman filed one late Form 4 with respect to one transaction, Mr. Honaman filed one late Form 4 with respect to one transaction and one late Form 4 with respect to three transactions, Mr. Overstreet filed one late Form 3 and one late Form 4 with respect to one transaction, Mr. Rosenfeld filed one late Form 4 with respect to one transaction, and Mr. Wasserman filed two late Form 4s, each with respect to one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We do not have a written policy for the review, approval or ratification of transactions with related parties or conflicted transactions. When such transactions arise, they are referred to the audit committee for consideration for referral to our board of directors for its consideration.

Related Party Note Receivable

On March 30, 2017, in connection with a fourth amendment to the commercial lease agreement (the “Amendment”) with C3C3 Group, LLC, a company wholly-owned subsidiary of a company owned by Alan Abrams and Chris Carra, significant shareholders of the Company (“C3C3”), the Company agreed to defer rent and applicable taxes due for March, April and May 2017 in the form of a note receivable to C3C3 at an 8% interest rate commencing March 1, 2017 and payable in 12 monthly payments of $15,647 commencing January 1, 2018. At December 31, 2017 and 2016, note receivable amounted to $182,365 and $0, respectively.

Engagement Letter with Chief Financial Officer

On October 26, 2015, the Company entered into an engagement letter with CFO Oncall. Mr. Wasserman, our Chief Financial Officer, is CEO and a majority stockholder of CFO Oncall. Pursuant to the engagement letter, the Company agreed to pay a base fee of $6,500 in cash per month and $3,500 per month payable quarterly in advance in common shares of the Company valued at the lower of the share price from the most recent capital raise or 60% of the bid price of the Company’s common stock at the last trading day of the previous quarter with a minimum number of common shares issuable per month of 1,250 shares. The engagement letter may be terminated upon 30 days’ written notice by either party.

Convertible Notes Payable

On August 20, 2014, the Company received, pursuant to the terms of a Senior Convertible Debenture (“Debenture”), $500,000 from a beneficial common stockholder who also holds 50% of the Company’s issued preferred stock. The Debenture accrued interest at 7% per annum and the principal balance and all accrued interest was due on the maturity date of August 20, 2017. The holder had the option after 12 months to convert all or a portion of the Debenture into shares of the Company’s common stock at the conversion price of $5.00 per share. On April 20, 2017, the Company repaid the principal balance of $500,000 and all accrued interest. As of December 31, 2017 and 2016, the principal balance due under this Debenture is $0 and $500,000, respectively. As of December 31, 2017 and 2016, accrued interest payable amounted to $0 and $82,542, respectively, and is included in accrued expenses – related parties on the Company’s consolidated balance sheets.

On January 9, 2017, the Company issued a convertible debenture (the “Abrams Debenture”) in the aggregate principal amount of $2,000,000 in favor of Alan Abrams, a significant stockholder of the Company, in exchange for cash from Mr. Abrams of $2,000,000. Also on January 9, 2017, the Company issued a convertible debenture (the “McLaren Debenture” and together with the Abrams Debenture, the “Debentures”) in the aggregate principal amount of $20,000 in favor of Bryan McLaren, the Company’s Chief Executive Officer and President and a member of the Company’s Board of Directors, in exchange for cash from Mr. McLaren of $20,000. Each of Mr. Abrams and Mr. McLaren is referred to herein as a “Holder.” Each of the Debentures accrues interest at the rate of 6% per annum payable quarterly by the 1st of each quarter and matures on January 9, 2022. The Company may prepay the Debentures at any point after nine months, in whole or in part. Pursuant to the terms of each of the Debentures, the Holder is entitled to convert all or a portion of the principal balance and all accrued and unpaid interest due under the respective Debenture into shares of the Company’s common stock at a conversion price of $5.00 per share. If the Company defaults on payment, the Holder may at his option, extend all conversion rights, through and including the date the Company tenders or attempts to tender payment in full of all amounts due under the Debenture. Any amount of principal or interest, which is not paid when due shall bear interest at the rate of 12% per annum. Upon an Event of Default (as defined in each Debenture), the Holder may (i) declare the entire principal amount and all accrued and unpaid interest under the Debenture immediately due and payable, and (ii) exercise any and all rights, powers and remedies available to the Holder at law or in equity or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Debenture and proceed to enforce the payment thereof or any other legal or equitable right of the Holder.

As of December 31, 2017 and 2016, the principal balance due under these Debentures is $2,020,000 and $0, respectively. As of December 31, 2017 and 2016, accrued interest payable due under these Debentures is $30,600 and $0, respectively.

For the years ended December 31, 2017 and 2016, interest expense – related parties amounted to $129,288 and $35,000, respectively.

Lease Agreements

During 2014, the Company entered into lease agreements with non-profit companies, CJK, Inc. and Broken Arrow, whose directors are beneficial stockholders of the Company for its properties located in Kingman, AZ and Green Valley, AZ, respectively. The Kingman, AZ lease commenced on October 1, 2014 and expires on September 30, 2024 with base monthly rent of $10,000, subject to a 5% annual increases during the lease term. The Green Valley, AZ lease commenced on October 1, 2014 and expires on September 30, 2024 with base monthly rent of $7,500, subject to a 5% annual increases during the lease term.

In August 2015, the Company entered into a lease agreement with C3C3 to lease space in Tempe, Arizona. The Tempe lease commenced on September 1, 2015, was amended on September 1, 2016 and October 1, 2017, and expires on July 31, 2035 with base monthly rent of $13,500, subject to a 5% annual increase through July 31, 2023 and base rent of $67,460 per month from August 1, 2023 to the end of the lease term, and increases in rental area up to 30,000 square feet.

In August 2015, the Company entered into a lease agreement with C3C3 to lease space in Chino Valley, Arizona. The Chino Valley lease commenced on August 1, 2015, was amended on October 10, 2016 and on March 31, 2017, and expires on July 31, 2035 with an initial base monthly rent of $30,000, subject to an annual increase and other base rent increases due to the expansion of leased space through July 2024 and base rent of $91,462 per month from August 2024 to the end of the lease term, and increases in rental area to 35,000 square feet. Additionally, pursuant to the March 30, 2017 amendment, the Company agreed to defer rent and applicable taxes due for March, April and May 2017 in the form of a note receivable to C3C3 at an 8% interest rate commencing March 1, 2017 and payable over 12 months commencing January 1, 2018.

On June 15, 2017 and effective July 1, 2017, the Company entered into a lease agreement with AC Management Group, LLC (also known as Hana Meds and who is the sole member and manager of C3C3), whose directors/owners are beneficial stockholders of the Company, to lease office space in Tempe, Arizona (the “Hana Meds Lease”). The Hana Meds Lease commenced on July 1, 2017 and expires on June 30, 2022 with base monthly rent of $1,800 starting on October 1, 2017.

For the years ended December 31, 2017 and 2016, rental income associated with all related party leases amounted to $2,033,684 and $1,614,530, respectively. At December 31, 2017 and 2016, deferred rent receivable – related parties amounted to $1,708,734 and $1,006,171, respectively. At December 31, 2017 and 2016, security deposits payable to related parties amounted to $71,800 and $70,000, respectively.

The lease agreements with C3C3 are personally guaranteed by Alan Abrams. On March 1, 2018, the Company and Alan Abrams entered into a Reaffirmation Agreement related to the personal guarantee.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Stockholders intending to present a proposal at the 2019 Annual Meeting of Stockholders and have it included in our proxy statement for that meeting must submit the proposal in writing to Zoned Properties, Inc., Attention: Corporate Secretary, 14269 N. 87th Street, #205, Scottsdale, AZ 85260. We must receive such proposals no later than December 5, 2018. It is suggested that proposals be submitted by certified mail, return receipt requested.

Stockholders intending to present a proposal at the 2019 Annual Meeting of Stockholders without inclusion of the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws. The By-laws require, among other things, that we receive written notice from the stockholder of the intent to present such proposal or nomination no more than 90 days and no less than 60 days prior to the scheduled date of the meeting (or, if less than 75 days’ notice or prior public disclosure of the date of the meeting is given, by the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

A stockholder’s notice to us must include a full description of such proposal (including all information that would be required in connection with such proposal under the SEC’s proxy rules if such proposal were the subject of a proxy solicitation and the written consent of each nominee for election to the Board named therein (if any) to serve if elected) and the name, address and number of shares of Common Stock held of record or beneficially as of the record date for such meeting by the person proposing to bring such proposal before the meeting.

Nothing in this section shall be interpreted or construed to require the inclusion of information about any stockholder proposal in our Proxy Statement.

ANNUAL REPORT ON FORM 10-K

Along with mailing the proxy materials, we have included a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. We will provide stockholders with additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, without charge, upon written request to Zoned Properties, Inc., Attention: Corporate Secretary, 14269 N. 87th Street, #205, Scottsdale, AZ 85260.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our Common Stock, they should submit a written request to our transfer agent, West Coast Stock Transfer, Inc. West Coast Stock Transfer’s telephone number is (619) 664-4780.

To delist yourself from householding in the future you may write the Company at 14269 N. 87th Street, #205, Scottsdale, AZ 85260, Attention: Corporate Secretary or call (877) 360-8839. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies will vote as they deem in our best interests.

By Order of the Board,

Bryan McLaren
Chief Executive Officer and President

April 9, 2018
Scottsdale, Arizona

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ZONED PROPERTIES, INC.

The undersigned hereby appoints Bryan McLaren and Adam Wasserman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Zoned Properties, Inc. common and/or preferred stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 14, 2018 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments: ______________________________________________________________________

______________________________________________________________________________________

(If you noted and Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)

ZONED PROPERTIES, INC. 14269 N. 87TH STREET, #205 SCOTTSDALE, AZ 85260

VOTE BY INTERNET

Before The Meeting — Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting — Go to www.virtualshareholdermeeting.com/ZDPY2018

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZONED PROPERTIES, INC.

The Board of Directors recommends you vote

FOR Proposals 1 and 2:

1.   Election of Directors

Nominees:

To be elected for terms expiring in 2019:

01) Bryan McLaren

02) Derek Overstreet

03) Art Friedman

04) Alex McLaren, MD

05) David G. Honaman

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees(s) on the line below. ________________________

	For	Against	Abstain
3. Ratify Friedman LLP as independent registered public accounting firm for fiscal 2018.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Please sign as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date